UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2012

GraphOn Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-21683 (Commission File No.)	13-3899021 (IRS Employer Identification No.)

5400 Soquel Avenue, Suite A-2
Santa Cruz, California 95062
(Address of principal executive offices)

Registrant’s telephone number:  (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 8, 2012, we entered into Addendum #3 to our engagement agreement with ipCapital Group, Inc., an affiliate of John Cronin, who is one of our directors.

Addendum #3 to our engagement agreement with ipCapital obligates ipCapital to draft a minimum of 15 and a maximum of 20 invention disclosures for high-priority inventions, selected by us based on the results of ipCapital-facilitated invention sessions. The work will commence immediately and conclude at the end of June 2012. The fee is $5,000 per invention disclosure. Pursuant to the terms of Addendum #3, we have paid ipCapital $50,000 as a prepayment for the first 10 disclosures at the initiation of work.

We refer you to Addendum #3 with ipCapital which is attached as an exhibit hereto, for more detailed information with regard to this transaction.

Item 9.01.                      Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description

10.1	Addendum #3, dated January 30, 2012, between ipCapital Group, Inc. and GraphOn Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2012

GRAPHON CORPORATION

By:          /s/ William Swain
Name:  William Swain
Title:  Chief Financial Officer